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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

Amendments to employment agreement and other compensation arrangements with Jackson W. Moore

      As reported in the Company's Form 8-K filed on May 17, 2005, in contemplation of his assuming the role of chief executive officer of the Company as of July 1, 2005, Jackson W. Moore and the Company agreed to certain amendments to Mr. Moore's current compensation arrangements, which they believe to be consistent with Regions' aspirations of best governance practices. Consistent with that certain letter of understanding filed as Exhibit 99.1 to the Company's Form 8-K filed on May 17, 2005, on June 29, 2005, the Company entered into an Amended and Restated Employment Agreement with Mr. Moore, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Amendments to other executive officers' employment agreements

      Generally, the executive officers of Regions have employment agreements that provide the officers protections in the event of a change of control of Regions. In June, 2005, Regions and certain executive officers, including three of the named executive officers identified in Regions' annual proxy statement, entered into an amendment of their respective agreement.

      The terms of the employment agreements are summarized as follows.

      The employment agreements provide certain protections in the event a "change of control" of Regions occurs. For this purpose, the agreement defines "change of control" to include, generally, the acquisition by any person or group of beneficial ownership of more than 50% of the combined voting power of Regions; a change in composition of the board of directors such that incumbent directors make up less than a majority of the board; completion of a merger, consolidation or reorganization (subject to exceptions for certain noncontrol transactions); and a liquidation or dissolution of Regions or sale of all or substantially all of its assets. The completion of the merger of Regions and Union Planters Corporation constituted a change of control within the meaning of these agreements, with an effective date of July 1, 2004.

      Commencing on the date of a change of control and for the three year period following, each of the executive officers agrees to remain employed by Regions, subject to the terms of the agreement, and to devote reasonable time and attention and reasonable best efforts to perform the responsibilities of the position. Regions agrees that their authority, duties, and responsibilities shall be at least commensurate with those in effect prior to the change of control.

      Also, during such three year period, the base salary of the executive officers may not be less than the base salary in effect prior to the change of control, and the bonus may not be less than the highest bonus in the preceding three years. Each will be entitled to participate in all incentive and retirement plans on terms comparable to other peer executives, and to participate in all welfare benefit plans on comparable terms.

      During such three year period following a change of control, Regions may terminate the employment of the executive officer signatory with or without "cause," which is defined generally as willfully failing to perform reasonably assigned duties, or engaging in illegal conduct or gross misconduct that materially injures Regions. The executive officer may terminate employment with or without "good reason," which includes a reduction of the officer's compensation, benefits, duties or status, a forced relocation or material increase in travel requirements or other material


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breach of the agreement by Regions.

      If Regions terminates the executive officer's employment other than for cause, or if the officer resigns for good reason (including resignation for any reason during the 30-day period (the "election window" period) following the first anniversary of a change of control), Regions must pay him accrued compensation and benefits plus an amount equal to three times the sum of his base salary and highest annual bonus during the three years preceding the year in which the change of control occurred or the year preceding the year in which the termination occurs, and Regions must continue to provide the officer or his beneficiaries welfare benefits coverage for three years. If the executive officer's employment is terminated by Regions for cause, or by reason of the officer's death, disability, or resignation other than for good reason, Regions' liability is limited to accrued compensation and benefits.

      If any payment under the agreement causes the signatory executive officer to become subject to the excise tax imposed under section 4999 of the Internal Revenue Code, then Regions must make an additional payment sufficient to cover such excise tax plus all income and excise tax imposed on such additional payment.

      The effects of the amendments to the employment agreements are (1) to clarify that the agreements apply both to the Union Planters merger and to any future change of control of Regions that occurs during the term of the agreements, and (b) to change each employee's election window period with respect to the Union Planters merger from July, 2005 to June, 2006. In the case of John I. Fleischauer, Jr., regional president of Regions, the amendment enlarges the election window period to the one year period preceding July 1, 2006, reflecting particular circumstances applicable to Mr. Fleischauer.

      Included as exhibits to this Form 8-K are amendments to the employment agreements with named executive officers Richard D. Horsley, Peter D. Miller and Jack I. Fleischauer.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Registrant has previously reported the planned retirement of Carl E. Jones, Jr. as its chief executive officer and the succession of president and CEO-designate Jackson W. Moore to the position of chief executive officer, scheduled for June 30, 2005. On such date, these events occurred as planned. Mr. Jones will continue in the capacity of chairman of the board, and Mr. Moore will retain the title of president in addition to the chief executive officer title.

      Mr. Moore, 56, serves Regions and its banking subsidiary Regions Bank in the capacities of director, president, and chief executive officer. He has served as an executive office of Regions or Union Planters Corporation, one of Regions' predecessor companies, since 1989 and as a director of Regions or Union Planters since 1986. He served as president and chief operating officer of Union Planters and Union Planters Bank from 1994 to 2000, as chairman, president and chief executive officer of Union Planters and Union Planters Bank from 2000 to 2004, and as president and CEO-designate of Regions and Regions Bank from July 1, 2004 to June 30, 2005.

      Mr. Moore is the brother-in-law of Regions director Spence L. Wilson.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of this current report on Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson

                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: July 6, 2005

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                                INDEX TO EXHIBITS

Exhibit No.                           Description
----------                            ----------
   99.1       Amended and Restated Employment Agreement, dated June 29, 2005, between Jackson W. Moore and Regions Financial Corporation.

   99.2       Amendment, executed June 29, 2005, to Employment Agreement dated
              September 1, 2001 between Richard D. Horsley and Regions
              Financial Corporation.

   99.3       Amendment, executed June 29, 2005, to Employment Agreement dated
              September 1, 2001 between Peter D. Miller and Regions
              Financial Corporation.

   99.4       Amendment, executed June 29, 2005, to Employment Agreement dated
              September 1, 2001 between John I. Fleischauer and Regions
              Financial Corporation.